EXHIBIT 10

                          BEN & JERRY'S HOMEMADE, INC.

          1999 EQUITY INCENTIVE PLAN (Excluding Officers and Directors)

1.       PURPOSE

         The purpose of this 1999 Equity Incentive Plan (the "Plan") is to advance the interests of Ben & Jerry's Homemade, Inc. (the "Company") by enhancing its ability to attract and retain key

Employees (other than officers or directors of the Company) who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's Class A Common Stock ("Stock").

         The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Cash or Stock Performance Awards, Loans or Supplemental Grants, or combinations thereof, all as more fully described below.

2.       ADMINISTRATION

         The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee, which shall consist of at least two directors. A majority of the members of the committee shall constitute a quorum, and all determinations of the committee shall be made by a majority of its members. Any determination of the committee under the Plan may be made without notice or meeting of the committee by a writing signed by a majority of the committee members.

         The  Board  of  Directors  has   determined   that  the  Plan  will  be
administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award, including without limitation, any required holding period (without regard to requirements under the Securities Act of 1933) on stock acquired upon exercise of options granted under the plan;
(e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is cancelled, grant another Award in its place on such terms as the Committee shall specify), or settle any award by paying the cash value of the Stock otherwise issuable, except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the

Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board or the Committee to make adjustments under Section 7.3 or Section 8.6.

3.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan, having been adopted by the Board of Directors on January 21, 1999 is effective on said date.

         No Award may be granted under the Plan after January 20, 2009, but Awards previously granted may extend beyond that date.

4.       SHARES SUBJECT TO THE PLAN

         Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 200,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

         Shares of Restricted Stock that have been forfeited in accordance with the terms of the applicable Award and shares held back, in satisfaction of the exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to an Award shall also be available for future grants. The number of shares of Stock delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

         Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.       ELIGIBILITY AND PARTICIPATION

         Those eligible to be selected to receive Awards under the Plan ("Participants") will be key persons in the employ of the Company or any of its subsidiaries ("Employees") excluding all employees who are officers or directors of the Company. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Eligibility for ISO's is further limited to those individuals whose employment status would qualify them for the tax treatment described in Section 421 and 422 of the Internal Revenue Code.

         Options for no more than 10,000 shares can be granted to any individual in any one year under the Plan.

6.       TYPES OF AWARDS

         6.1. OPTIONS

              (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price. Options that are not incentive stock options, may be granted under the Plan. Incentive stock options may not be granted under the Plan.

              (b) Exercise Price. The exercise price of an Option will be determined by the Committee, subject to the following:

                  (1) In no case may the exercise price paid for Stock be less than the par value per share of the Stock.

                  (2) The Committee may reduce the exercise price of an Option at any time after the time of grant.

              (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

              (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. If desired, the Committee may provide for vesting prior to the date the option becomes exercisable.

                  Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

              (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) through the delivery of shares of Stock (which in the case of Shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or
(4) if so permitted by the instrument evidencing the Option (or by the Committee on or after grant of the Option), by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, provided that if the stock delivered in exercise of the Option is an original issue of authorized stock, then so much of the purchase price as represents par value of the stock shall be paid in cash, or (5) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash. In the event that payment of the Option price is made under (2) above, the Committee may provide that the Option holder be granted an additional Option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Stock on the date of surrender.

              (f) Discretionary Payments. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

     6.2.Stock Appreciation Rights.

              (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Stock value.

                  Except as provided below, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. The Committee may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Committee may also grant Stock Appreciation Rights providing that following a Change in Control of the Company, as defined in Exhibit A, the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such Change in Control over the fair market value of a share of Stock on the date the Right was granted.

              (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

              (c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the following will apply:

                    (1) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                    (2) The  Stock  Appreciation  Right  will  terminate  and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                    (3) The Option will  terminate and no longer be  exercisable upon the exercise of the related Stock Appreciation Right.

                    (4) The Stock  Appreciation  Right will be transferable only with the related Option.

                    (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

              (d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

                  Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

         6.3. Restricted and Unrestricted Stock.

              (a) Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price to be specified by the Committee, but in no event less than par value, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

              (b) Acceptance of Award. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts within 60 days or such other period specified by the Committee, the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

              (c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

              (d) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2 below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify. Upon lapse of all restrictions, Stock will cease to be Restricted Stock for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

              (e) Notice of Election.  Any Participant  making an election under
Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

              (f) Other Awards Settled with Restricted Stock. The Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

              (g) Unrestricted Stock. The Committee may, in its sole discretion, approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

         6.4. Deferred Stock Awards.

         A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may specify that a Deferred Stock Award may be forfeited if certain conditions are or are not satisfied. The Committee may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Committee may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Stock.

         6.5. Performance Awards; Performance Goals.

              (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) following the attainment of Performance Goals. "Performance Goals" are goals which may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Committee to be important to the success of the Company. The Committee will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

              (b) Other Awards Subject to Performance Condition. The Committee may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

         6.6      Loans and Supplemental Grants

              (a) Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

              (b) Supplemental Grants. In connection with any Award, the Committee may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7.   EVENTS AFFECTING OUTSTANDING AWARDS

         7.1. Death and Total or Permanent Disability.

         Except as otherwise provided by the Committee, if a Participant dies or is totally or permanently disabled as determined by the Committee, the following will apply:

              (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death or total or permanent disability, as the case may be, shall, if not then exercisable, be accelerated and become exercisable at such time and then all options so held by the Participant may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution or the Participant's guardian, at any time within the one year period ending with the first anniversary of the Participant's death, or total or permanent disability, as the case may be (or such longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.

              (b) Except as otherwise determined by the Committee, all Restricted Stock, as to which the forfeiture restrictions have not lapsed, held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

              (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to death or total or permanent disability, as the case may be, will be forfeited and the Award canceled as of the time of death, or total or permanent disability, as the case may be, unless otherwise determined by the Committee.

         7.2. Termination of Service (Other Than By Death or Disability).

         If a Participant who is an Employee ceases to be an Employee for any reason other than death or total or permanent disability, as the case may be, or if there is a termination (other than by reason of death or total or permanent disability, as the case maybe) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being herein referred to as a "Status Change"), the following will apply:

              (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change provided that options that are not then exercisable on such date which are held by a Participant who retires and who is at least 60 years of age and has completed at least ten or more years of service (as determined by the Committee) shall continue to vest. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of one year (or such longer period as the Committee may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change. Any Options or Rights that were not exercisable immediately prior to the Status Change but which continued to vest thereafter pursuant to the proviso above in this Section 7.2(a) will be exercisable for a period of one year (or such longer period as the Committee may determine) after the date such Option or Right vests, and shall thereafter terminate unless the Award provides by its terms for immediate termination in the event of a Status Change. If the Status Change results from a discharge for cause (gross negligence or acts done with a malicious intent, as determined by the Committee), all Awards will terminate if the Committee so determines in its discretion either before or after such termination of employment. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this
Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of
(i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

              (b) Except as otherwise determined by the Committee, all Restricted Stock, as to which the forfeiture restrictions have not lapsed, held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

              (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Committee.

                  Unless the Committee expressly provides otherwise, a Participant's "employment or other service relationship with the Company and its Subsidiaries" will be deemed to have ceased, in the case of an employee Participant, upon termination of the Participant's employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an employee of the Company or its Subsidiaries), and in the case of any other Participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Subsidiaries in some other capacity).

         7.3A Change in Control Provision

         As used herein, a Change in Control and related definitions shall have the meanings as set forth in Section 7.3 C below.

         Immediately prior to the occurrence of a Change in Control:

              (a) Each Option and Stock Appreciation Right shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

              (b) Restrictions and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards shall automatically be deemed waived to the extent, if any, specified (whether at or after time of grant) by the Committee.

         In addition to the foregoing and Sections 6.1(d), 6.2(d), 6.3(d) and 6.4, the Committee may at any time prior to or after a Change in Control accelerate the exercisability of any Options and Stock Appreciation Rights and may waive restrictions, limitations and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards to the extent it shall in its sole discretion determine.

         7.3 B    Certain Corporate Transactions

              (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the complete liquidation of the Company or the sale or transfer of substantially all of the company's assets (a "Covered Transaction"), all outstanding options will terminate as of the effective date of the Covered Transaction, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation, liquidation or sale of assets, but subject to Paragraphs (c) and
(d) below, the Committee shall make all outstanding Options exercisable immediately prior to consummation of such Covered Transaction (to the extent that such Options are not exercisable immediately prior to the consummation of the Covered Transaction pursuant to Section 7.3A)

              (b) Subject to Paragraphs (c) and (d) below, the Committee may, in its sole discretion, prior to the effective date of the Covered Transaction, (1) remove the restrictions from each outstanding share of Restricted Stock, (2) cause the Company to make any payment and provide any benefit under each outstanding Deferred Stock Award, Performance Award, and Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant remained an employee, and (3) forgive all or any portion of the principal of or interest on a loan.

              (c) If an outstanding option or Other Award is subject to performance or other conditions (other than conditions relating the mere passage of time and continued employment) which will not have been satisfied at the time of the Covered Transaction the Committee may, in its sole discretion, remove such conditions. If it does not do so however, such Option or Other Award will terminate, because the conditions have not been satisfied, as of the date of the Covered Transaction notwithstanding Paragraph (a) and (b) above.

              (d) With respect to an outstanding Option or Other Award held by the participant who, following the Covered Transaction, will be employed by a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the committee may, in lieu of the action of the Committee described in Paragraphs (a) or (b) above or in addition to any Option being exercisable immediately prior to consummation of the Covered Transaction pursuant to Section 7.3A above, arrange to have such surviving or acquiring corporation or affiliate assume the Option or Other Award or grant to the Participant a replacement or substitute Option or other Award on such terms as the Committee approves. In the case of an assumed or substitute Option intended to be an Incentive Stock Option, the requirements of Section 424 (a) of the code shall be satisfied except as otherwise provided by the Committee.

         7.3 C    Change in Control and Related Definitions

         A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

              (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or

              (b) during any period of not more than two consecutive years (not including any period prior to December 31, 1996), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Clause (a), (b), or (c) of Section
7.3 C) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

              (c)  the   shareholders   of  the  Company  approve  a  merger  or
consolidation of the Company with any other corporation, other than:

              (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) 60% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 35% or more of the combined voting power of the Company's then outstanding securities;

              (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     Notwithstanding the foregoing provisions of this Section 7.3C, a "Change in Control" will not be deemed to have occurred solely because of (i) the ownership or acquisition of securities of the Company (or any reporting requirement under the Securities Exchange Act of 1934) relating thereto) by an employee benefit plan maintained by the Company for the benefit of employees or by ownership or acquisition (whether accomplished by merger, consolidation, purchase or otherwise) by any of Ben Cohen, Jerry Greenfield, Jeffrey Furman and Perry Odak or their "affiliates" or "associates" (as such terms are defined in Rule 12b-2 under the Act) or members of their families (or trusts for their benefit) or charitable trusts established by any of them and/or other related Company management group.

     In the foregoing provisions of this Section 7.3, the following terms shall have the meanings set forth below:

     "Person" shall have the meaning given in Section 3 (a) (9) of the Securities Exchange Act of 1934, as modified and used in Sections 13 9D and 14
(d) thereof; however, a Person shall not include

              (1) the Company or any controlled subsidiary of the Company,

              (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or

              (3) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended from time to time.

8.       GENERAL PROVISIONS

         8.1. Documentation of Awards.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         8.2. Rights as a Stockholder, Dividend Equivalents.

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

         8.3. Conditions on Delivery of Stock.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4. Tax Withholding.

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         8.5. Nontransferability of Awards.

         No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

         8.6. Adjustments in the Event of Certain Transactions.

              (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

              (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         8.7. Employment Rights, Etc.

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8. Deferral of Payments.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.9. Past Services as Consideration.

         Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

         8.10.    Fair Market Value

         For purposes of the Plan, fair market value of a share of Stock on any date will be the closing price in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee; or, where necessary, in order to achieve the intended Federal income tax result, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant cash or Stock awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock be issued to Employees. The Committee may at any time discontinue granting Awards under the Plan.

         The Board may at any time or times amend the Plan (and the Committee may amend any outstanding Award) for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that no amendment or termination of the Plan may adversely affect the rights of any Participant (without the Participant's consent) under any Award previously granted.